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                TEMPORARY RECEIPT -- EXCHANGEABLE FOR DEFINITIVE
                    ENGRAVED RECEIPT WHEN READY FOR DELIVERY



                              SALEM COMMUNICATIONS
  CLASS A                          CORPORATION                      CLASS A
COMMON STOCK                                                     COMMON STOCK
                    INCORPORATED UNDER THE LAWS OF DELAWARE
                                                               CUSIP 794093 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A
                   COMMON STOCK OF THE PAR VALUE OF $0.01 OF

                        SALEM COMMUNICATIONS CORPORATION

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized Officers.

Dated:

Countersigned and Payor

            THE BANK OF NEW YORK
                              Transfer Agent and Registrar

By:
                                        JONATHAN L. BLOCK     EDWARD G. ATSINGER
    AUTHORIZED SIGNATURE      [SEAL]        SECRETARY              PRESIDENT
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                        SALEM COMMUNICATIONS CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or the Transfer Agent.

     The shares represented by this certificate are subject to restrictions under the Communications Act of 1934, as amended (the "Act"), relating to ownership by foreign nationals, foreign entities, foreign governments or representatives of the foregoing (an "Alien"). In addition, the amended and restated certificate of incorporation of the Corporation provides that the Board of Directors of the Corporation shall have all powers necessary to implement the Alien ownership restrictions of the Act.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common            UNIF GIFT MIN ACT --        Custodian
                                                               --------         --------
                                                                (Cust)          (Minor)
TEN ENT -- as tenants by the entireties
                                                  under Uniform Gifts to Minors Act
JT TEN  -- as joint tenants with right
           of survivorship and not as             ---------------------------------
           tenants in common                                   (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESSES, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          SHARES
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      -------------------------

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                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                WHATEVER.

SIGNATURE(S) GUARANTEED


By:
   -------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
   ELIGIBLE GUARANTOR INSTITUTION (Banks,
   Stockbrokers, Savings and Loan Associations
   and Credit Unions with membership in an
   approved signature guarantee Medallion
   Program), pursuant to S.E.C. Rule 17AD-15.